Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2012				2011					2010
	March 31	June 30	September 30	Sept. 30/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Period-End Balance Sheet
Assets:
Cash and cash equivalents	$486,373	$478,162	$518,374	$518,374	$526,460	$711,469	$1,062,333	$641,530	$641,530	$126,914	$373,080	$735,945	$585,776	$585,776
Securities available-for-sale	1,183,975	1,174,931	1,191,582	1,191,582	1,057,758	1,009,873	970,430	1,013,006	1,013,006	1,152,039	1,090,109	1,058,609	1,057,802	1,057,802
Securities held-to-maturity	56,319	60,933	41,944	41,944	81,218	76,142	74,375	60,458	60,458	90,449	87,843	85,687	81,320	81,320
FHLB and FRB stock	46,750	46,750	47,232	47,232	61,338	58,187	58,187	58,187	58,187	59,428	59,864	62,038	61,338	61,338
Loans held-for-sale	1,500	—	90,011	90,011	3,800	1,595	4,620	4,200	4,200	—	—	1,168	236	236
Loans:
Commercial and industrial	1,496,966	1,597,427	1,610,169	1,610,169	1,493,465	1,518,772	1,476,034	1,458,446	1,458,446	1,454,714	1,494,119	1,472,439	1,465,903	1,465,903
Agricultural	237,686	272,742	259,787	259,787	234,898	237,518	250,436	243,776	243,776	200,527	199,597	212,800	227,756	227,756
Commercial real estate:
Office, retail, and industrial	1,366,899	1,391,129	1,330,331	1,330,331	1,205,880	1,229,100	1,263,315	1,299,082	1,299,082	1,239,583	1,220,191	1,215,649	1,203,613	1,203,613
Multi-family	301,356	308,250	309,509	309,509	344,645	336,138	317,313	288,336	288,336	348,178	369,281	350,458	349,862	349,862
Residential construction	99,768	88,908	61,920	61,920	151,887	129,327	116,283	105,836	105,836	276,322	241,094	226,126	174,690	174,690
Commercial construction	142,307	147,626	136,509	136,509	153,392	146,679	145,889	144,909	144,909	233,662	202,041	193,041	164,472	164,472
Other commercial real estate	829,005	817,071	780,712	780,712	850,334	852,966	877,241	888,146	888,146	790,502	831,723	837,877	856,357	856,357
1-4 family mortgages	217,729	237,341	292,908	292,908	178,538	185,002	189,587	201,099	201,099	139,840	145,457	150,110	160,890	160,890
Consumer	445,612	437,532	436,500	436,500	482,504	477,409	468,396	458,483	458,483	512,546	504,844	506,166	497,017	497,017
Total loans, excluding covered loans	5,137,328	5,298,026	5,218,345	5,218,345	5,095,543	5,112,911	5,104,494	5,088,113	5,088,113	5,195,874	5,208,347	5,164,666	5,100,560	5,100,560
Covered loans	251,376	230,047	216,610	216,610	349,446	314,942	289,747	260,502	260,502	144,369	164,924	396,121	371,729	371,729
Allowance for loan losses	(116,264)	(116,182)	(102,445)	(102,445)	(142,503)	(137,331)	(128,791)	(119,462)	(119,462)	(144,824)	(145,027)	(144,569)	(142,572)	(142,572)
Net loans	5,272,440	5,411,891	5,332,510	5,332,510	5,302,486	5,290,522	5,265,450	5,229,153	5,229,153	5,195,419	5,228,244	5,416,218	5,329,717	5,329,717
Other real estate owned	35,276	28,309	36,487	36,487	33,863	24,407	23,863	33,975	33,975	62,565	57,023	52,044	31,069	31,069
Covered other real estate owned	16,990	9,136	8,729	8,729	21,543	14,583	21,594	23,455	23,455	8,649	10,657	24,222	22,370	22,370
FDIC indemnification asset	58,488	58,302	47,191	47,191	85,386	95,752	63,508	65,609	65,609	54,591	75,991	95,641	95,899	95,899
Investment in bank-owned life insurance	206,304	206,572	206,043	206,043	197,889	198,149	205,886	206,235	206,235	198,201	198,399	198,666	197,644	197,644
Goodwill and other intangible assets	282,815	281,981	281,914	281,914	285,077	284,120	283,163	283,650	283,650	280,477	281,255	287,173	286,033	286,033
Other assets	340,772	342,388	365,159	365,159	379,791	364,592	346,765	354,136	354,136	364,175	342,624	350,412	389,098	389,098
Total assets	$7,988,002	$8,099,355	$8,167,176	$8,167,176	$8,036,609	$8,129,391	$8,380,174	$7,973,594	$7,973,594	$7,592,907	$7,805,089	$8,367,823	$8,138,302	$8,138,302
Liabilities and Stockholders’ Equity:
Noninterest-bearing deposits	$1,637,593	$1,727,009	$1,773,928	$1,773,928	$1,346,698	$1,494,390	$1,634,623	$1,593,773	$1,593,773	$1,129,777	$1,188,356	$1,284,940	$1,329,505	$1,329,505
Interest-bearing deposits	4,848,770	4,900,734	4,975,127	4,975,127	5,073,196	5,001,159	4,991,985	4,885,402	4,885,402	4,734,327	4,935,209	5,392,319	5,181,971	5,181,971
Total deposits	6,486,363	6,627,743	6,749,055	6,749,055	6,419,894	6,495,549	6,626,608	6,479,175	6,479,175	5,864,104	6,123,565	6,677,259	6,511,476	6,511,476
Borrowed funds	202,155	189,524	183,691	183,691	273,342	272,024	386,429	205,371	205,371	387,163	328,470	323,077	303,974	303,974
Senior and subordinated debt	231,106	231,138	231,171	231,171	137,746	137,748	137,751	252,153	252,153	137,737	137,739	137,741	137,744	137,744
Other liabilities	95,677	72,398	69,824	69,824	81,925	82,828	77,476	74,308	74,308	60,135	59,803	69,687	73,063	73,063
Stockholders’ equity	972,701	978,552	933,435	933,435	1,123,702	1,141,242	1,151,910	962,587	962,587	1,143,768	1,155,512	1,160,059	1,112,045	1,112,045
Total liabilities and stockholders’ equity	$7,988,002	$8,099,355	$8,167,176	$8,167,176	$8,036,609	$8,129,391	$8,380,174	$7,973,594	$7,973,594	$7,592,907	$7,805,089	$8,367,823	$8,138,302	$8,138,302
Stockholders’ equity, excluding OCI	$983,620	$990,419	$942,683	$942,683	$1,148,075	$1,156,581	$1,163,323	$975,863	$975,863	$1,162,646	$1,168,315	$1,169,262	$1,139,784	$1,139,784
Stockholders’ equity, common	972,701	978,552	933,435	933,435	930,702	948,242	958,910	962,587	962,587	950,768	962,512	967,059	919,045	919,045
Stockholders’ equity, common excluding OCI	983,620	990,419	942,683	942,683	955,075	963,581	970,323	975,863	975,863	969,646	975,315	976,262	946,784	946,784
Stockholders’ equity, preferred	—	—	—	—	193,000	193,000	193,000	—	—	193,000	193,000	193,000	193,000	193,000
Average Balance Sheet
Total assets	$7,957,190	$8,113,742	$8,227,113	$8,099,815	$8,094,951	$8,171,095	$8,229,780	$8,142,503	$8,159,906	$7,665,781	$7,905,364	$8,203,617	$8,314,634	$8,024,654
Investment securities	1,163,338	1,238,767	1,220,654	1,207,634	1,166,991	1,150,221	1,057,075	1,069,844	1,110,619	1,298,832	1,213,455	1,178,794	1,139,127	1,207,036
FHLB and FRB stock	52,531	46,750	47,111	48,792	61,338	59,745	58,187	58,187	59,352	58,495	59,758	60,998	61,703	60,249
Total loans, excluding covered loans	5,089,286	5,213,944	5,353,911	5,219,539	5,075,840	5,108,234	5,136,130	5,085,792	5,101,621	5,197,499	5,204,566	5,207,419	5,155,416	5,191,154
Covered loans and FDIC indemnification asset	318,569	297,141	276,180	297,219	444,242	420,108	387,635	343,479	398,559	208,663	233,907	367,727	480,612	323,595
Other earning assets	464,373	448,126	450,917	454,459	483,252	582,570	758,030	732,051	639,984	55,275	314,480	464,793	609,391	382,023
Total interest-earning assets	$7,088,097	$7,244,728	$7,348,773	$7,227,643	$7,231,663	$7,320,878	$7,397,057	$7,289,353	$7,310,135	$6,818,764	$7,026,166	$7,279,731	$7,446,249	$7,164,057

Demand deposits	$1,591,198	$1,797,854	$1,852,810	$1,747,672	$1,342,013	$1,465,438	$1,569,671	$1,613,221	$1,498,900	$1,124,320	$1,181,097	$1,242,257	$1,348,188	$1,224,629
Interest-bearing demand deposits	386	718	514	539	—	—	—	24	6	—	—	—	—	—
Savings deposits	995,955	1,042,099	1,048,430	1,028,900	901,205	944,802	940,151	952,962	934,937	759,786	803,353	832,672	864,334	815,371
NOW accounts	1,051,484	1,063,336	1,110,898	1,075,369	1,044,280	1,126,913	1,129,893	1,062,993	1,091,178	922,179	1,157,246	1,173,347	1,075,642	1,082,774
Money market deposits	1,184,316	1,176,723	1,234,833	1,198,756	1,240,439	1,205,736	1,236,546	1,237,600	1,230,090	1,110,519	1,155,889	1,226,314	1,302,325	1,199,362
Transactional deposits	4,823,339	5,080,730	5,247,485	5,051,236	4,527,937	4,742,889	4,876,261	4,866,800	4,755,111	3,916,804	4,297,585	4,474,590	4,590,489	4,322,136
Time deposits	1,621,926	1,548,410	1,498,993	1,556,234	1,937,890	1,813,164	1,731,413	1,688,971	1,792,009	1,956,745	1,916,116	2,022,721	2,069,389	1,991,637
Total deposits	6,445,265	6,629,140	6,746,478	6,607,470	6,465,827	6,556,053	6,607,674	6,555,771	6,547,120	5,873,549	6,213,701	6,497,311	6,659,878	6,313,773
Borrowed funds	203,548	195,934	189,835	196,415	285,847	262,525	262,001	252,839	265,702	477,323	342,808	337,905	281,050	359,174
Senior and subordinated debt	248,232	231,123	231,156	236,816	137,745	137,747	137,749	187,488	150,285	137,736	137,738	137,740	137,743	137,739
Total funding sources	$6,897,045	$7,056,197	$7,167,469	$7,040,701	$6,889,419	$6,956,325	$7,007,424	$6,996,098	$6,963,107	$6,488,608	$6,694,247	$6,972,956	$7,078,671	$6,810,686
Stockholders’ equity	$970,368	$977,054	$982,582	$976,690	$1,122,315	$1,134,770	$1,148,548	$1,072,684	$1,119,523	$1,119,866	$1,152,394	$1,163,661	$1,156,263	$1,148,219
Stockholders’ equity, common	970,368	977,054	982,582	976,690	929,315	941,770	955,548	961,500	947,145	926,866	959,394	970,661	963,263	955,219
Stockholders’ equity, preferred	—	—	—	—	193,000	193,000	193,000	111,184	172,378	193,000	193,000	193,000	193,000	193,000

	2012				2011					2010
	March 31	June 30	September 30	Sept. 30/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Income Statement
Interest income	$75,268	$75,518	$75,584	$226,370	$81,283	$81,296	$80,175	$78,757	$321,511	$81,779	$82,274	$82,338	$82,476	$328,867
Interest expense	10,086	8,814	8,324	27,224	10,637	9,935	9,640	9,679	39,891	13,841	12,655	12,125	10,897	49,518
Net interest income	65,182	66,704	67,260	199,146	70,646	71,361	70,535	69,078	281,620	67,938	69,619	70,213	71,579	279,349
Provision for loan losses	18,210	22,458	111,791	152,459	19,492	18,763	20,425	21,902	80,582	18,350	21,526	33,576	73,897	147,349
Service charges on deposit accounts	8,660	8,848	9,502	27,010	8,144	9,563	10,215	9,957	37,879	8,381	9,052	9,249	9,202	35,884
Wealth management fees	5,392	5,394	5,415	16,201	5,053	5,237	4,982	5,052	20,324	4,529	4,620	4,714	4,943	18,806
Other service charges, commissions, and fees	3,520	4,097	4,187	11,804	3,977	4,243	4,289	3,877	16,386	3,236	3,710	3,946	3,603	14,495
Card-based fees	5,020	5,312	5,246	15,578	4,529	5,162	4,931	4,971	19,593	3,893	4,497	4,547	4,640	17,577
Total fee-based revenue	22,592	23,651	24,350	70,593	21,703	24,205	24,417	23,857	94,182	20,039	21,879	22,456	22,388	86,762
Bank-owned life insurance income	248	404	300	952	252	259	1,479	241	2,231	248	349	267	696	1,560
Net securities (losses) gains	(943)	151	(217)	(1,009)	540	1,531	449	(110)	2,410	3,057	1,121	6,376	1,662	12,216
Gains on FDIC-assisted transactions	—	—	3,289	3,289	—	—	—	—	—	—	4,303	—	—	4,303
Gains on early extinguishment of debt	256	—	—	256	—	—	—	—	—	—	—	—	—	—
Gain on acquisition of deposits	—	—	—	—	—	—	—	1,076	1,076	—	—	—	—	—
Other	2,536	(169)	1,412	3,779	1,722	499	(1,754)	1,571	2,038	977	(342)	1,654	1,421	3,710
Total noninterest income	24,689	24,037	29,134	77,860	24,217	26,494	24,591	26,635	101,937	24,321	27,310	30,753	26,167	108,551
Salaries and employee benefits	34,050	29,566	33,111	96,727	32,818	31,554	29,182	35,220	128,774	26,884	26,540	29,926	31,028	114,378
Net occupancy and equipment expense	8,331	7,513	8,108	23,952	9,103	8,012	8,157	7,681	32,953	8,168	7,808	8,326	7,916	32,218
FDIC premiums	1,719	1,659	1,785	5,163	2,725	1,708	1,799	1,758	7,990	2,532	2,546	2,835	2,967	10,880
Losses on sales and valuation adjustments of OREO	303	2,527	2,025	4,855	2,227	3,423	2,611	1,425	9,686	7,879	8,924	8,265	15,412	40,480
Other real estate expense, net	1,561	1,597	1,183	4,341	1,704	1,800	1,563	1,540	6,607	2,908	2,926	1,312	2,408	9,554
Other intangibles amortization	834	834	849	2,517	957	956	957	932	3,802	1,003	1,029	1,107	1,139	4,278
Other expenses	15,815	17,461	23,062	56,338	15,884	18,266	19,907	18,035	72,092	16,099	17,682	17,006	16,204	66,991
Total noninterest expense	62,613	61,157	70,123	193,893	65,418	65,719	64,176	66,591	261,904	65,473	67,455	68,777	77,074	278,779
Income before income tax	9,048	7,126	(85,520)	(69,346)	9,953	13,373	10,525	7,220	41,071	8,436	7,948	(1,387)	(53,225)	(38,228)
Income tax	1,156	761	(36,993)	(35,076)	(91)	2,720	1,583	296	4,508	355	139	(3,972)	(25,066)	(28,544)
Net income	$7,892	$6,365	$(48,527)	$(34,270)	$10,044	$10,653	$8,942	$6,924	$36,563	$8,081	$7,809	$2,585	$(28,159)	$(9,684)
Net income applicable to common shares	$7,753	$6,289	$(47,812)	$(33,770)	$7,326	$7,971	$6,263	$3,877	$25,437	$5,428	$5,171	$11	$(30,327)	$(19,717)
Basic earnings per common share	0.11	0.09	(0.65)	(0.46)	0.10	0.11	0.09	0.05	0.35	0.08	0.07	0.00	(0.41)	(0.27)
Diluted earnings per common share	0.11	0.09	(0.65)	(0.46)	0.10	0.11	0.09	0.05	0.35	0.08	0.07	0.00	(0.41)	(0.27)
Weighted average shares outstanding	73,505	73,659	73,742	73,739	73,151	73,259	73,361	73,382	73,289	70,469	73,028	73,072	73,085	72,422
Weighted average diluted shares outstanding	73,505	73,659	73,742	73,739	73,151	73,259	73,361	73,382	73,289	70,469	73,028	73,072	73,085	72,422
Tax equivalent adjustment (1)	$3,292	$3,324	$3,400	$10,016	$3,567	$3,517	$3,395	$3,339	$13,818	$4,252	$4,265	$4,053	$3,742	$16,312
Net interest income (FTE) (1)	68,474	70,028	70,660	209,162	74,213	74,878	73,930	72,417	295,438	72,190	73,884	74,266	75,321	295,661
Common stock and related per common share data:
Book value	$12.99	$13.07	$12.47	$12.47	$12.49	$12.73	$12.87	$12.93	$12.93	$12.84	$13.00	$13.06	$12.40	$12.40
Tangible book value	9.21	9.30	8.71	8.71	8.66	8.92	9.07	9.12	9.12	9.05	9.20	9.18	8.54	8.54
Dividends declared per share	0.01	0.01	0.01	0.03	0.01	0.01	0.01	0.01	0.04	0.01	0.01	0.01	0.01	0.04
Closing price at period end	11.98	10.98	12.56	12.56	11.79	12.29	7.32	10.13	10.13	13.55	12.16	11.53	11.52	11.52
Market price - period high	12.87	12.25	13.40	13.40	13.07	13.48	12.72	10.31	13.48	14.43	17.95	13.43	13.13	17.95
Market price - period low	10.25	9.42	10.43	9.42	10.79	11.05	7.22	6.89	6.89	10.37	12.10	10.72	9.26	9.26
Closing price to book value	0.9	0.8	1.0	1.0	0.9	1.0	0.6	0.8	0.8	1.1	0.9	0.9	0.9	0.9
Period end shares outstanding	74,898	74,862	74,831	74,831	74,543	74,473	74,485	74,435	74,435	74,046	74,049	74,057	74,096	74,096
Period end treasury shares	10,889	10,925	10,956	10,956	11,244	11,314	11,302	11,352	11,352	11,741	11,738	11,730	11,691	11,691
Number of shares repurchased	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Common dividends	$749	$745	$747	$2,241	$746	$743	$745	$744	$2,978	$740	$741	$743	$741	$2,965
Preferred dividends	—	—	—	—	2,413	2,412	2,413	1,420	8,658	2,413	2,412	2,412	2,413	9,650
Other Key Ratios/Data:
Return on average common equity (2)	3.21%	2.59%	-19.36%	-4.62%	3.20%	3.39%	2.60%	1.60%	2.69%	2.38%	2.16%	4.50E-05	-12.49%	-2.06%
Return on average assets (2)	0.40%	0.32%	-2.35%	-0.57%	0.50%	0.52%	0.43%	0.34%	0.45%	0.43%	0.40%	0.13%	-1.34%	-0.12%
Net interest margin (1)	3.88%	3.88%	3.83%	3.86%	4.15%	4.10%	3.97%	3.95%	4.04%	4.28%	4.21%	4.05%	4.02%	4.13%
Yield on average earning assets (1)	4.45%	4.37%	4.28%	4.37%	4.75%	4.64%	4.49%	4.47%	4.59%	5.10%	4.94%	4.72%	4.60%	4.82%
Cost of funds	0.76%	0.67%	0.62%	0.69%	0.78%	0.73%	0.70%	0.71%	0.73%	1.05%	0.92%	0.84%	0.75%	0.89%
Efficiency ratio (1)	64.62%	60.56%	69.04%	64.78%	62.70%	60.49%	60.57%	64.76%	62.12%	58.41%	57.92%	59.91%	59.08%	58.84%
Net noninterest expense ratio (2)	1.88%	1.85%	2.13%	1.96%	2.09%	2.00%	1.93%	1.99%	2.00%	2.34%	2.31%	2.15%	2.51%	2.33%
Effective income tax rate	12.78%	10.68%	43.26%	50.58%	-0.91%	20.34%	15.04%	4.10%	10.98%	4.21%	1.75%	286.37%	47.09%	74.67%
Full time equivalent employees - end of period	1,757	1,758	1,768	1,768	1,845	1,846	1,833	1,791	1,791	1,729	1,762	1,884	1,838	1,838
Number of bank offices	98	98	95	95	97	96	96	98	98	94	95	100	98	98
Number of automated teller machines	132	132	131	131	136	135	133	132	132	129	131	129	137	137

Note:  Discussion of footnotes (1) and (2) are located at the end of this document.

	2012				2011					2010
	March 31	June 30	September 30	Sept. 30/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Pre-Tax, Pre-Provision Operating Earnings
Income before income tax	$9,048	$7,126	$(85,520)	$(69,346)	$9,953	$13,373	$10,525	$7,220	$41,071	$8,436	$7,948	$(1,387)	$(53,225)	$(38,228)
Provision for credit losses	18,210	22,458	111,791	152,459	19,492	18,763	20,425	21,902	80,582	18,350	21,526	33,576	73,897	147,349
Pre-tax, pre-provision earnings	27,258	29,584	26,271	83,113	29,445	32,136	30,950	29,122	121,653	26,786	29,474	32,189	20,672	109,121
Adjustments to pre-tax, pre-provision earnings:
Security gains (losses), net	(943)	151	(217)	(1,009)	540	1,531	449	(110)	2,410	3,057	1,121	6,376	1,662	12,216
Gains on FDIC-assisted transactions	—	—	3,289	3,289	—	—	—	—	—	—	4,303	—	—	4,303
Gains on early extinguishment of debt	256	—	—	256	—	—	—	—	—	—	—	—	—	—
Gain on acquisition of deposits	—	—	—	—	—	—	—	1,076	1,076	—	—	—	—	—
Losses on sales and valuation adjustments of OREO	(303)	(2,527)	(2,025)	(4,855)	(2,227)	(3,423)	(2,611)	(1,425)	(9,686)	(7,879)	(8,924)	(8,265)	(15,412)	(40,480)
Valuation adjustments of assets held-for-sale	—	—	(1,255)	(1,255)	(310)	(726)	(75)	—	(1,111)	—	—	—	—	—
Accelerated amortization of FDIC indemnification asset	—	—	(4,000)	(4,000)	—	—	—	—	—	—	—	—	—	—
Severance-related costs	(315)	—	(840)	(1,155)	—	(191)	(78)	(2,000)	(2,269)	—	—	—	—	—
Integration costs associated with FDIC-assisted transactions	—	—	—	—	—	—	—	—	—	(129)	(1,772)	(847)	(576)	(3,324)
Total adjustments	(1,305)	(2,376)	(5,048)	(8,729)	(1,997)	(2,809)	(2,315)	(2,459)	(9,580)	(4,951)	(5,272)	(2,736)	(14,326)	(27,285)
Pre-tax, pre-provision operating earnings	$28,563	$31,960	$31,319	$91,842	$31,442	$34,945	$33,265	$31,581	$131,233	$31,737	$34,746	$34,925	$34,998	$136,406

Risk-Based Capital Data:
Preferred stock	$—	$—	$—	$—	$191,050	$191,220	$191,393	$—	$—	$190,392	$190,553	$190,716	$190,882	$190,882
Common stock	858	858	858	858	858	858	858	858	858	858	858	858	858	858
Accumulated paid in capital	413,742	414,665	417,245	417,245	422,405	424,877	425,647	428,001	428,001	434,704	435,605	436,774	437,550	437,550
Retained earnings	817,630	823,250	773,976	773,976	794,395	801,723	807,334	810,487	810,487	815,395	819,890	819,157	787,678	787,678
Treasury stock	(248,610)	(248,354)	(249,396)	(249,396)	(260,633)	(262,097)	(261,909)	(263,483)	(263,483)	(278,703)	(278,591)	(278,243)	(277,184)	(277,184)
Trust preferred securities	64,265	64,265	64,265	64,265	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730
Minority interest	—	—	—	—	—	—	—	—	—	3	1	1	—	—
Intangible assets	(282,815)	(281,981)	(281,914)	(281,914)	(285,077)	(284,120)	(283,163)	(283,650)	(283,650)	(280,477)	(281,255)	(287,173)	(286,033)	(286,033)
Disallowed deferred tax assets	(50,602)	(54,178)	(86,201)	(86,201)	(43,392)	(41,363)	(44,858)	(52,080)	(52,080)	—	(1,761)	(13,662)	(41,071)	(41,071)
Tier 1 capital	714,468	718,525	638,833	638,833	904,336	915,828	920,032	724,863	724,863	966,902	970,030	953,158	897,410	897,410
Tier 2 capital	129,330	110,938	111,102	111,102	130,033	129,595	129,277	129,098	129,098	131,114	130,949	131,564	130,351	130,351
Total capital	$843,798	$829,463	$749,935	$749,935	$1,034,369	$1,045,423	$1,049,309	$853,961	$853,961	$1,098,016	$1,100,979	$1,084,722	$1,027,761	$1,027,761
Risk-adjusted assets	$6,263,673	$6,409,299	$6,437,263	$6,437,263	$6,291,987	$6,261,928	$6,244,070	$6,241,191	$6,241,191	$6,372,521	$6,361,397	$6,416,082	$6,317,744	$6,317,744
Tier 1 common capital	650,203	654,260	574,568	574,568	626,606	638,098	642,302	640,133	640,133	689,172	692,300	675,428	619,680	619,680
Tangible common equity	689,886	696,571	651,521	651,521	645,625	664,122	675,747	678,937	678,937	670,291	681,257	679,886	633,012	633,012
Tangible common equity excluding OCI	700,805	708,438	660,769	660,769	669,998	679,461	687,160	692,213	692,213	689,169	694,060	689,089	660,751	660,751
Adjusted average assets	7,620,776	7,772,866	7,854,202	7,854,202	7,795,603	7,862,447	7,909,645	7,813,637	7,813,637	7,404,963	7,640,068	7,909,998	8,002,186	8,002,186
Total capital / risk-weighted assets	13.47%	12.94%	11.65%	11.65%	16.44%	16.69%	16.80%	13.68%	13.68%	17.23%	17.31%	16.91%	16.27%	16.27%
Tier 1 capital / risk-weighted assets	11.41%	11.21%	9.92%	9.92%	14.37%	14.63%	14.73%	11.61%	11.61%	15.17%	15.25%	14.86%	14.20%	14.20%
Leverage ratio	9.38%	9.24%	8.13%	8.13%	11.60%	11.65%	11.63%	9.28%	9.28%	13.06%	12.70%	12.05%	11.21%	11.21%
Tier 1 common capital / risk-weighted assets	10.38%	10.21%	8.93%	8.93%	9.96%	10.19%	10.29%	10.26%	10.26%	10.81%	10.88%	10.53%	9.81%	9.81%
Tangible common equity ratio	8.95%	8.91%	8.26%	8.26%	8.33%	8.47%	8.35%	8.83%	8.83%	9.17%	9.05%	8.41%	8.06%	8.06%
Tangible common equity ratio, excluding OCI	9.10%	9.06%	8.38%	8.38%	8.64%	8.66%	8.49%	9.00%	9.00%	9.42%	9.22%	8.53%	8.41%	8.41%
Tangible common equity / risk-weighted assets	11.01%	10.87%	10.12%	10.12%	10.26%	10.61%	10.82%	10.88%	10.88%	10.52%	10.71%	10.60%	10.02%	10.02%

	2012				2011					2010
	March 31	June 30	September 30	Sept. 30/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Asset Quality Performance Data:
Ending loans, excluding covered loans	$5,137,328	$5,298,026	$5,218,345	5,218,345	$5,095,543	$5,112,911	$5,104,494	$5,088,113	5,088,113	$5,195,874	$5,208,347	$5,164,666	$5,100,560	5,100,560
Average loans, excluding covered loans	5,089,286	5,213,944	5,353,911	5,219,539	5,075,840	5,108,234	5,136,130	5,085,792	5,101,621	5,197,499	5,204,566	5,207,419	5,155,416	5,191,154
Non-performing loans:
Commercial and industrial	$55,158	$55,358	$31,102	$31,102	$54,561	$44,393	$30,507	$44,152	$44,152	$38,095	$39,942	$40,955	$50,088	$50,088
Agricultural	882	1,293	1,204	1,204	1,171	1,009	2,977	1,019	1,019	2,532	1,139	3,495	2,497	2,497
Commercial real estate:
Office, retail, and industrial	34,831	46,629	22,624	22,624	16,753	16,567	24,728	30,043	30,043	18,204	17,170	21,721	19,573	19,573
Multi-family	9,615	8,843	2,028	2,028	6,787	23,385	18,196	6,487	6,487	8,349	7,904	6,813	6,203	6,203
Residential construction	21,104	17,500	4,750	4,750	36,326	23,576	20,911	18,076	18,076	93,412	71,148	61,050	52,122	52,122
Commercial construction	20,297	21,981	4,423	4,423	20,980	21,449	15,672	23,347	23,347	20,023	20,457	21,471	28,685	28,685
Other commercial real estate	43,137	34,192	21,284	21,284	38,732	36,984	45,727	51,447	51,447	21,806	21,950	44,516	40,605	40,605
1-4 family mortgages	5,648	5,466	5,901	5,901	3,362	4,577	4,648	5,322	5,322	5,826	5,706	3,310	3,902	3,902
Consumer	8,873	7,246	6,263	6,263	7,891	5,555	7,823	7,432	7,432	7,826	8,273	8,035	8,107	8,107
Total non-accrual loans	199,545	198,508	99,579	99,579	186,563	177,495	171,189	187,325	187,325	216,073	193,689	211,366	211,782	211,782
Loans past due 90 days and still accruing	7,674	8,192	12,582	12,582	5,231	6,502	6,008	9,227	9,227	7,995	6,280	9,136	4,244	4,244
Total non-performing loans	207,219	206,700	112,161	112,161	191,794	183,997	177,197	196,552	196,552	224,068	199,969	220,502	216,026	216,026
Restructured, accruing loans	2,076	7,811	6,391	6,391	14,120	14,529	7,033	17,864	17,864	5,168	9,030	11,002	22,371	22,371
Other real estate owned	35,276	28,309	36,487	36,487	33,863	24,407	23,863	33,975	33,975	62,565	57,023	52,044	31,069	31,069
Total non-performing assets	$244,571	$242,820	$155,039	$155,039	$239,777	$222,933	$208,093	$248,391	$248,391	$291,801	$266,022	$283,548	$269,466	$269,466
Loans past due 30-89 days and still accruing	$21,241	$23,597	$20,088	$20,088	$28,927	$30,424	$34,061	$27,495	$27,495	$28,018	$32,012	$41,590	$23,646	$23,646
Allowance for credit losses:
Allowance for loan losses	$116,264	$116,182	$102,445	$102,445	$142,503	$137,331	$128,791	$119,462	$119,462	$144,824	$145,027	$144,569	$142,572	$142,572
Reserve for unfunded commitments	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	—	450	450	2,500	2,500
Total allowance for credit losses	$118,764	$118,682	$104,945	$104,945	$145,003	$139,831	$131,291	$121,962	$121,962	$144,824	$145,477	$145,019	$145,072	$145,072
Provision for loan losses	$18,210	$22,458	$111,791	$152,459	$19,492	$18,763	$20,425	$21,902	$80,582	$18,350	$21,526	$33,576	$73,897	$147,349
Net charge-offs by category:
Commercial and industrial	$7,524	$5,870	$39,253	$52,647	$3,128	$5,585	$10,165	$8,910	$27,788	$4,463	$2,679	$13,262	$10,198	$30,602
Agricultural	(50)	18	4,531	4,499	9	799	177	484	1,469	141	546	489	125	1,301
Commercial real estate:
Office, retail, and industrial	2,665	2,263	32,322	37,250	1,183	609	2,543	3,779	8,114	1,644	2,353	2,825	2,888	9,710
Multi-family	9	313	2,755	3,077	549	6,652	2,170	4,803	14,174	512	485	222	1,206	2,425
Residential construction	463	3,598	9,242	13,303	5,418	899	2,250	2,498	11,065	4,452	9,994	4,460	35,935	54,841
Commercial construction	170	2,616	11,037	13,823	261	133	4,115	1,673	6,182	270	115	228	7,743	8,356
Other commercial real estate	8,177	2,934	23,026	34,137	5,358	2,107	4,421	3,002	14,888	4,449	1,507	10,217	12,202	28,375
1-4 family mortgages	210	250	569	1,029	246	340	320	196	1,102	120	261	363	238	982
Consumer	1,966	2,244	2,351	6,561	2,317	2,703	1,780	2,199	8,999	2,283	2,282	1,979	2,374	8,918
Net charge-offs, excluding covered assets	21,134	20,106	125,086	166,326	18,469	19,827	27,941	27,544	93,781	18,334	20,222	34,045	72,909	145,510
Charge-offs on covered assets	274	2,434	442	3,150	1,092	4,108	1,024	3,687	9,911	—	651	(11)	935	1,575
Total net charge-offs	$21,408	$22,540	$125,528	$169,476	$19,561	$23,935	$28,965	$31,231	$103,692	$18,334	$20,873	$34,034	$73,844	$147,085
Asset Quality ratios:
Non-accrual loans / loans	3.88%	3.75%	1.91%	1.91%	3.66%	3.47%	3.35%	3.68%	3.68%	4.16%	3.72%	4.09%	4.15%	4.15%
Non-performing loans / loans	4.03%	3.90%	2.15%	2.15%	3.76%	3.60%	3.47%	3.86%	3.86%	4.31%	3.84%	4.27%	4.24%	4.24%
Non-performing assets / loans plus OREO	4.73%	4.56%	2.95%	2.95%	4.67%	4.34%	4.06%	4.85%	4.85%	5.55%	5.05%	5.44%	5.25%	5.25%
Non-performing assets / tangible common equity plus allowance for credit losses	30.24%	29.78%	20.50%	20.50%	30.33%	27.73%	25.78%	31.01%	31.01%	35.80%	32.18%	34.37%	34.63%	34.63%
Non-accrual loans / total assets	2.50%	2.45%	1.22%	1.22%	2.32%	2.18%	2.04%	2.35%	2.35%	2.85%	2.48%	2.53%	2.60%	2.60%
Allowance for credit losses and net charge-off ratios:
Allowance for credit losses / loans	2.31%	2.24%	2.01%	2.01%	2.85%	2.73%	2.57%	2.40%	2.40%	2.79%	2.79%	2.81%	2.84%	2.84%
Allowance for credit losses / non-accrual loans	59.52%	59.79%	105.39%	105.39%	77.72%	78.78%	76.69%	65.11%	65.11%	67.03%	75.11%	68.61%	68.50%	68.50%
Allowance for credit losses / non-performing loans	57.31%	57.42%	93.57%	93.57%	75.60%	76.00%	74.09%	62.05%	62.05%	64.63%	72.75%	65.77%	67.15%	67.15%
Net charge-offs to average net loans (2)	1.67%	1.55%	9.29%	4.26%	1.48%	1.56%	2.16%	2.15%	1.84%	1.43%	1.56%	2.59%	5.61%	2.80%

Footnotes:

(1)        Tax equivalent basis reflects federal and state tax benefits.

(2)        Annualized based on the actual number of days for each period presented.